The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Promotions and Appointments
•Subsidiary Directors and Officers

Cincinnati, January 31, 2022 – Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 28, 2022, its U.S. subsidiary companies held their regular shareholder and board meetings, electing directors and officers.

Stephen M. Spray, senior vice president and chief insurance officer, was promoted to president of all U.S. subsidiary companies. He also was elected to the board of CFC Investment Company and appointed to the executive committee of the board of directors of the property casualty insurance subsidiaries.

Marc J. Schambow, CPCU, AIM, ASLI, senior vice president and chief claims officer, was elected to the boards of all property casualty insurance subsidiaries.

The following corporate officers were promoted to Executive Vice President:
Teresa C. Cracas, Esq. – Chief Risk Officer
Martin F. Hollenbeck, CFA, CPCU – Chief Investment Officer
John S. Kellington – Chief Information Officer
Lisa A. Love, Esq. – Chief Legal Officer and Corporate Secretary
Michael J. Sewell, CPA – Chief Financial Officer

In addition, the subsidiary boards recognized the promotions of the following business officers:

Promotion to Chief Actuary and Senior Vice President:
Luyang Fu, Ph.D., FCAS – Pricing Analytics & Risk Management

Promotions to Vice President:
Brian M. Bunn, CPCU, AU, RPLU – CSU Underwriting
Daniel T. Driscoll, PMP – Financial Planning & Analytics
Jennifer D. Eagan*, CPCU, API, AIM – Personal Lines Underwriting
Sandra K. Edward, CPCU, APA, CIC, CRM – Premium Audit
Kevin S. Getz, CPCU, AIM, CIC – Commercial Lines Target Markets
Jennifer L. Kasee*, CPCU, CIC, AU, AINS, AIS – Sales & Marketing
Ashley M. Kohles*, CIC – Sales & Marketing
Scott N. Kusel – IT Document Management Services
Michael J. Lane, CPCU, AIM, AINS, AIT, API, ASLI – IT Resource Management
William J. Lecky – Commercial Lines Target Markets
Shawn P. Niehaus, CPCU, AIM, ARe – Sales & Marketing
J. Curt Nutter, CPCU, AIC, AIM – Headquarters Claims Casualty
James D. Poole III, CIC, AINS* – Sales & Marketing
Brian T. Reisert, CPCU, AIM, AINS – Commercial Lines Northeast
Michael J. Salerno, ACAS – Personal Lines Product
Scott A. Schuler – Personal Lines Underwriting
Bryan J. Sturdy, CPCU, CIC – Sales & Marketing
Michael L. Telarico, CPCU, CIC, API, AU – Sales & Marketing
Eric J. Voscopoulos* – Personal Lines Sales
Susan C. Williams*, CIC, AIM, AIS, API – Sales & Marketing
Matthew L. Wittman*, CPCU, CIC, AIC, AIM – Sales & Marketing

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Promotions to Assistant Vice President:
Bruce T. Bollman – Headquarters Claims Workers' Compensation
Joshua T. Brady*, CPCU, FCAS, ACAS – Commercial Pricing Analytics
Thomas J. Bruns, FSA, MAAA – Life Actuarial
Patricia E. Carson*, AIT – Sales & Marketing
Amber L. Cowan*, AIM – Human Resources
James E. Dawes – IT Business Intelligence & Data
Michael C. Dowdy, CPCU, AIC, AIM – Headquarters Claims Property
Roy H. Faglie, Jr., CPCU, AIC, AIM – Headquarters Claims Casualty
Kirsten I. Faherty – Corporate Communications
Terence P. Feeney, AIC, AIM, AIS, API, ASLI, AU – Field Claims HQ
MaryAnn Ferrigan* – IT Project Management Office
James W. Grushon*, AIC, AIM – CSU Claims
Brian D. Hetterich – Corporate Accounts Receivable
Eric V. Hoffman, CPCU, AIC, AIM, SCLA – Field Claims HQ
Andrew J. Holland*, CPCU, AIC, AIM, AINS, API, ARM – Headquarters Claims Casualty
Mary F. Jorgensen*, AINS, CSP – Loss Control
Kerrie A. Kitts* – Headquarters Claims Casualty
Christopher S. LaTulippe – Commercial Application Systems
Christopher E. Marler*, AIS – IT Enterprise Component Services
C. Brandon McIntosh, CEP, CPA – Shareholder Services
Carrie A. Mishler*, CPCU, AIC, AIM, ARe, RPLU – Headquarters Claims Casualty
Laura A. Mize, AIM – IT Diamond
Michael A. Rose*, AINS, AIS – IT Resource Management
Michael R. Schirm, CPCU, AIC, AIM, ARM – Headquarters Claims Casualty
Alok Soni* – IT Diamond
Eric L. Trass, AINS – Life Worksite Marketing
Kevin Zhang, Ph.D., FCAS – Corporate Actuarial

Promotions to Associate Corporate Counsel:
Michael A. Burke*, FLMI – Corporate Legal
Todd D. Hilgeman* – Corporate Legal

*Newly promoted to officer title

About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:      Street Address:
P.O. Box 145496      6200 South Gilmore Road
Cincinnati, Ohio 45250-5496      Fairfield, Ohio 45014-5141

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